Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): April 15, 2002.

USURF America, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-15383	91-2117796
(State or other jurisdiction of incorporation	(Commission File No.)	(IRS Employer Identification Number)

8748 Quarters Lake Road, Baton Rouge, Louisiana 70809
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 922-7744

Form 8-K
USURF America, Inc.

Item 5. Other Events and Regulation FD Disclosure.

On April 5, 2002, USURF America, Inc., a Nevada corporation, entered into a securities purchase agreement (a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1) with Evergreen Venture Partners, LLC. Pursuant to the Evergreen agreement, we sold to Evergreen 3,125,000 units of our securities, each unit consisting of (1) one share of our common stock, (2) one common stock purchase warrant to purchase one share at an exercise price of $.15 per share (a copy of the associated warrant agreement is attached to this Current Report on Form 8-K as Exhibit 10.10) and (3) one common stock purchase warrant to purchase one share at an exercise price of $.30 per share (a copy of the associated warrant agreement is attached to this Current Report on Form 8-K as Exhibit 10.11), for cash in the amount of $250,000, payable in two equal increments at the initial closing, which was held on April 15, 2002, and at the final closing, June 14, 2002. In connection with the Evergreen agreement, we executed a registration rights letter agreement (a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2) with Evergreen, with respect to all of the shares, including the shares underlying the common stock purchase warrants, issued to Evergreen under the Evergreen agreement.

Also pursuant to the Evergreen agreement, we hired a new president and chief executive officer, Douglas O. McKinnon, who became a director and received 3,000,000 shares of our common stock, which shares were valued at the closing price of our common stock on April 15, 2002, approximately $200,000, in the aggregate, as an incentive to execute an employment agreement with us (a copy of Mr. McKinnon’s employment agreement is attached to this Current Report on Form 8-K as Exhibit 10.3). Mr. McKinnon has also executed a confidentiality agreement (a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4) and an agreement not to compete (a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.5). Mr. McKinnon is a manager of Evergreen.

The cash proceeds derived by us under the Evergreen agreement are expected to be utilized by us for the expansion of our wireless Internet access business and for working capital.

As part of the Evergreen agreement, the four persons serving as our officers prior to the consummation of the Evergreen agreement executed agreements amending their individual employment agreements with the Company, as follows:

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David M. Loflin has, pursuant to an Amendment No. 1 to Employment Agreement (a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.6), ceased serving as our president and has become Chairman of the Board; has reduced the term of his remaining term of employment from approximately 4 years ($150,000 annual salary) to six months; has waived the payment of all accrued and unpaid salary (approximately $110,000); and has waived the repayment of all currently outstanding loans made by him to us (approximately $18,000). Mr. Loflin agreed to these changes in his employment agreement in consideration of 2,000,000 shares of our common stock being issued to him, which shares were valued at current market value, $.08 per share, or $160,000, in the aggregate.

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Waddell D. Loflin, our secretary and one of our vice presidents, has, pursuant to an Amendment No. 1 to Employment Agreement ((a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.7), reduced the term of his remaining term of employment from approximately 4 years ($100,000 annual salary) to six months; and has waived the payment of all accrued and unpaid salary (approximately $70,000). Mr. Loflin agreed to these changes in his employment agreement in consideration of 2,000,000 shares of our common stock being issued to him, which shares were valued at current market value, $.08 per share, or $160,000, in the aggregate.

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James Kaufman, our vice president of corporate development, has, pursuant to an Amendment No. 1 to Employment Agreement ((a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.8), reduced the term of his remaining term of employment from approximately 4 years ($120,000 annual salary) to six months; and has waived the payment of all accrued and unpaid salary (approximately $160,000). Mr. Kaufman agreed to these changes in his employment agreement in consideration of 2,000,000 shares of our common stock being issued to him, which shares were valued at current market value, $.08 per share, or $160,000, in the aggregate.

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Robert A. Hart, IV, our vice president of technology, has, pursuant to a Termination Agreement (a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.9) terminated his employment with us.

Upon the final closing under the Purchase Agreement, Evergreen will name two persons to become directors of USURF America. As of the date of this Current Report on Form 8-K, Evergreen had not named such persons.

As a result of the issuances of shares to Mr. McKinnon, Messrs. Loflin and Mr. Kaufman, we will incur a charge against our earnings in the second quarter of 2002 of approximately $1,000,000.

Item 7. Financial Statements and Exhibits

(a)	Exhibits:

	Exhibit No.	Description
	_________	________________________________________________
	10.1	Securities Purchase Agreement, dated April 5, 2002, between the Company and Evergreen Venture Partners, LLC.
	10.2	Registration Rights Letter Agreement, dated April 15, 2002, between the Company and Evergreen Venture Partners, LLC.
	10.3	Employment Agreement, dated April 15, 2002, between the Company and Douglas O. McKinnon.
	10.4	Confidentiality Agreement, dated April 15, 2002, between the Company and Douglas O. McKinnon.
	10.5	Agreement Not to Compete, dated April 15, 2002, between the Company and Douglas O. McKinnon.
	10.6	Amendment No. 1 to Employment Agreement of David M. Loflin, dated April 8, 2002, between the Company and David M. Loflin.
	10.7	Amendment No. 1 to Employment Agreement of Waddell D. Loflin, dated April 8, 2002, between the Company and Waddell D. Loflin.
	10.8	Amendment No. 1 to Employment Agreement of James Kaufman, dated April 8, 2002, between the Company and James Kaufman.
	10.9	Termination Agreement, dated April 15, 2002, between the Company and Robert A. Hart IV.
	10.10	Common Stock Purchase Warrant, dated April 15, 2002, in favor of Evergreen Venture Partners, LLC, to purchase 1,562,500 shares at a per share exercise price of $.15.
	10.11	Common Stock Purchase Warrant, dated April 15, 2002, in favor of Evergreen Venture Partners, LLC, to purchase 1,562,500 shares at a per share exercise price of $.30.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 15, 2002.	USURF AMERICA, INC.

By: /s/ DOUGLAS O. MCKINNON
President and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
_________	________________________________________________
10.1	Securities Purchase Agreement, dated April 5, 2002, between the Company and Evergreen Venture Partners, LLC.
10.2	Registration Rights Letter Agreement, dated April 15, 2002, between the Company and Evergreen Venture Partners, LLC.
10.3	Employment Agreement, dated April 15, 2002, between the Company and Douglas O. McKinnon.
10.4	Confidentiality Agreement, dated April 15, 2002, between the Company and Douglas O. McKinnon.
10.5	Agreement Not to Compete, dated April 15, 2002, between the Company and Douglas O. McKinnon.
10.6	Amendment No. 1 to Employment Agreement of David M. Loflin, dated April 8, 2002, between the Company and David M. Loflin.
10.7	Amendment No. 1 to Employment Agreement of Waddell D. Loflin, dated April 8, 2002, between the Company and Waddell D. Loflin.
10.8	Amendment No. 1 to Employment Agreement of James Kaufman, dated April 8, 2002, between the Company and James Kaufman.
10.9	Termination Agreement, dated April 15, 2002, between the Company and Robert A. Hart IV.
10.10	Common Stock Purchase Warrant, dated April 15, 2002, in favor of Evergreen Venture Partners, LLC, to purchase 1,562,500 shares at a per share exercise price of $.15.
10.11	Common Stock Purchase Warrant, dated April 15, 2002, in favor of Evergreen Venture Partners, LLC, to purchase 1,562,500 shares at a per share exercise price of $.30.